UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[	]	Preliminary Information Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2)
[X	]	Definitive Information Statement

TUSCANY MINERALS, LTD.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X	] No fee required
[	] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[	]	Fee paid previously with preliminary materials.

[

]     Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

TUSCANY MINERALS, LTD.

3390 Craigend Road

West Vancouver, British Columbia

Canada V7V 3G2

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Tuscany Minerals, Ltd., a Nevada corporation, to the holders of record at the close of business on the record date, May 26, 2006, of the company’s outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders that our board of directors have approved a Plan of Merger with Tuscany Minerals, Ltd., a Washington corporation, (the “Merger”) in order to relocate our domicile of incorporation from the state of Nevada to the state of Washington.

Our board of directors approved the Merger on May 30, 2006, subject to receiving approval from a majority of the holders of our common stock. The Merger will be effective, not less than twenty days following the mailing of this Information Statement to stockholders of record on the Record Date (as defined herein), as the corporation has received written consents in lieu of a meeting executed by the holders of a majority of our outstanding shares of Common Stock in accordance with the provisions of the Nevada Revised Statutes. Accordingly, your consent is not required and is not being solicited in connection with the Merger.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

Our board of directors have fixed the close of business on May 26, 2006 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement. There were 12,538,000 shares of common stock issued and outstanding on May 26, 2006.

The proposed Plan of Merger with the proposed Articles of Merger, attached hereto as Appendix A, will become effective when they are filed with the Washington Secretary of State. We anticipate that such filing will occur 20 days after this Information Statement is first mailed to all stockholders of record, which we anticipate will be on or about June 23, 2006 (the “Effective Date”).

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY

STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO

INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

DESCRIPTION OF THE CORPORATION

Corporate History

We were incorporated on October 5, 2000 under the laws of the state of Nevada. We are an exploration stage company and to date, we have pursued the acquisition of prospective mineral and oil and gas properties.

Our company’s first acquisition occurred on December 8, 2000, when we purchased an option to acquire an interest in the mineral claim known as “Holy Cross mineral claim.” We were unable to maintain our interest in this mineral claim due to our inability to raise the financing necessary to cover exploration costs of the property. Subsequent to losing our interest in this mineral claim, we entered into negotiations with a group of investors based in Texas to collectively pursue the acquisition of prospective oil and gas properties.

On June 19, 2003, we entered into an agreement with Jerry Clay to participate in the re-entry and potential production of a natural gas well in the Tennessee Colony East (Rodessa) Field located in Anderson County, Texas. The well is known as the LNR No. 1 Well and is located on 527.23 acres of property in Anderson County, Texas. Production from the property was subject to royalty payments and overriding royalty interests totaling no more than 25% of the natural gas production from the property.

At the time of the transaction, Jerry Clay controlled 11/12ths of the undivided mineral interest in the property. Under the terms of the agreement, we agreed to pay for two-thirds (66.66%) of 11/12ths of the costs attributable to re-entering the LNR No. 1 Well and connecting it to a neighbouring pipeline. Arcadia Exploration and Development Company, an independent operating company, who also agreed to carry out the development work, agreed to pay the remaining costs of the 11/12ths interest. The agreement also provided that we would pay up-front leasehold costs of $30,250. In consideration for this undertaking, we were to receive a 50% working interest in the well, subject to the 25% royalty interests. The interest represented a six-sixteenths (6/16th) net revenue interest in the well.

We undertook the re-entry drilling program on the well in the third quarter of fiscal 2003 with the objective of commencing gas production from the well. The objective of the re-entry program was to re-enter the well, drill out the cement plugs, re-perforate the targeted Rodessa formation and flow test the well. Our proportionate share of the cost of the drilling and re-entry program was $192,350. The drilling program was not successful due to difficulties encountered in gaining access to the targeted Rodessa formation. As a result of these difficulties, we determined to abandon the drilling program at the end of September 2003.

Following the abandonment of our drilling program, we entered into an agreement with Jerry H. Clay, who controlled the remaining 11/12ths interest in the well. Following negotiations with Mr. Clay, and subject to a right of Mr. Clay to participate in the drilling of a new well on the property, Mr. Clay agreed to assume all liabilities associated with plugging and abandoning the well.

Our Current Business

We are an exploration stage company. We are currently seeking opportunities to acquire prospective or existing mineral properties, prospective or producing oil and gas properties or other oil and gas resource related projects. Simultaneously, we are seeking business opportunities with established business entities for the merger of a target business with our company. In certain instances, a target business may wish to become a subsidiary of us or may wish to contribute assets to us rather than merge. We are currently in negotiations with several parties to enter into a business opportunity, but we have not entered into any definitive agreements to date and there can be no assurance that we will be able to enter into any definitive agreements. We anticipate that any new acquisition or business opportunities by our company will require additional financing. There can be no assurance, however, that we will be able to acquire the financing necessary to enable us to pursue our plan of operation. If our company requires additional financing and we are unable to acquire such funds, our business may fail.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since January 1, 2005, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our company;
2.	any proposed nominee for election as a director of our company; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Principal Shareholders and Security Ownership of Management”. To our knowledge, no director has advised that he intends to oppose the Merger as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 12,538,000 shares of common stock with a par value of $0.001 per share issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
J. Stephen Barley 3390 Craigend Road West Vancouver, British Columbia Canada V7V 3G2	6,325,000 common shares (direct)	50.4%
Directors and Executive Officers as a Group	6,325,000 common shares	50.4%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 26, 2006. As of May 26, 2006, there were 12,538,000 shares of our company’s common stock issued and outstanding.

PLAN OF MERGER

Upon the effective date of the Merger, the Company will be merged with and into its Washington subsidiary, which will be the surviving company. The merger of the Company with and into its wholly-owned subsidiary will have the effect of changing the domicile of the Company from the State of Nevada to the State of Washington. The

Company will thereafter be governed by the laws of the State of Washington rather than the laws of the State of Nevada.

The name of the Company will remain “Tuscany Minerals, Ltd.”. There will be no need to exchange the shares of stock you currently hold for shares in the surviving company.

The Company will be governed by the articles of incorporation of the Washington corporation, a copy of which is attached as Appendix A-1. The following discussion identifies the material differences between our current articles of incorporation and the articles of incorporation of the surviving company and the rationale for the changes.

The Company is currently authorized to issue 100,000,000 shares of its $0.001 par value Common Stock, of which 12,538,000 shares were issued and outstanding and held of record by approximately 42 shareholders as of May 16, 2006. The surviving company will have 100,000,000 shares of $0.001 par value Common Stock authorized and 12,538,000 shares issued and outstanding. The change in par value is significant only in that filing fees in Nevada are based on par value. If no par value shares exist, Nevada imputes a $10.00 per share par value. The $0.001 par value was originally chosen to minimize filing fees. The filing fees in Washington are not based on par value.

Management believes that the increased number of authorized shares of Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights. Owners of shares of Common Stock are entitled to one vote for each share they own at any shareholders’ meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to shareholders. There are no conversion, pre-emptive or other subscription rights or privileges with respect to any shares. Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgement as to the best interests of the Company and its shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult. Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders, but in which unaffiliated shareholders may wish to participate. In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority shareholder vote required by the Company’s Articles of Incorporation to effect certain matters. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company’s book value per share and the Common Stock ownership of such person. This may be beneficial to management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock. Shareholders of the Company do not have pre-emptive rights nor will they as a result of the merger.

If the merger is approved, the additional authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company’s shares may then be listed. It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the merger, although the merger would increase the number of shares of Common Stock that are available for the taking of such action.

The Board of Directors has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in the merger.

CORPORATE LAW COMPARISON

The following sets forth an analysis of material differences in corporate law between the States of Washington and Nevada.

Cumulative Voting

SIMILAR: In both states a stockholder who has the right of cumulative voting for directors is entitled to as many votes as equal to the number of shares of stock multiplied by the number of directors to be elected. The stockholder may cast all his votes for a single director or distribute them among two or more directors.

DIFFERENT: In Washington, stockholders have the right of cumulative voting unless the articles of incorporation provide otherwise. Nevada law allows a corporation to authorize cumulative voting in the articles of incorporation. There are no provisions for cumulative voting in the Articles of Incorporation of the wholly-owned subsidiary. Washington law does not require stockholders to give notice that they plan to vote cumulatively, whereas Nevada law requires the corporation to provide notice of the voting rights to the stockholders in the notice calling the meeting or the proxy material, requires stockholder to give written notice to the president or secretary that they desire to vote cumulatively, and requires an announcement to that effect before the election.

Pre-emptive Rights

SIMILAR: If stockholders have pre-emptive rights, both states provide that they may waive them and a written waiver is enforceable even though it is not supported by consideration. Both states provide that shares issued under certain circumstances have no pre-emptive rights; these provisions are the same except Washington excludes shares issued pursuant to the initial plan of financing, where Nevada excludes shares authorized in the articles of incorporation that are issued within six months from the effective date of incorporation. The remaining provisions are the same and both states provide that the rights may be altered by the articles of incorporation.

DIFFERENT: Washington law provides that the stockholders have pre-emptive rights unless the articles of incorporation state otherwise. Under Nevada law stockholders do not have pre-emptive rights unless provided for in the articles of incorporation. Pre-emptive rights are not provided for in the Articles of Incorporation of the wholly-owned subsidiary.

Amendment of Articles

SIMILAR: Both states grant broad authority to amend the articles of incorporation. Although NRS 78.385(a)-(d) grants specific authority to certain items, NRS 78.385(e) and NRS 78.385(2) broaden the authority to include anything that would be permissible if the original articles were filed at the time of making the amendment. Washington Statute grants blanket authority to change required or permitted provisions of the articles of incorporation.

DIFFERENT: Washington law allows the board of directors to make limited changes without shareholder action including changing the number of authorized shares when there is only one class outstanding. Nevada requires all amendments to be approved the stockholders. In addition, Washington law provides that a shareholder does not have a vested property right resulting from the articles of incorporation. The Nevada code is silent on this matter.

Reverse Split

SIMILAR: Corporations in both states are allowed to change the number of authorized shares by amending the articles of incorporation.

DIFFERENT: Washington law provides that the board of directors can change the number of authorized shares without shareholder vote in order to effectuate a split, when there is only one class of stock outstanding. However, this grant of authority may have additional limitations depending upon the details of the transaction.

Indemnification of Officers and Directors

There are no material differences between Washington and Nevada corporate law regarding provisions for indemnification of directors, officers, employees and agents.

Merger/Share Exchange (Class Voting)

SIMILAR: Nevada provides that the plan for exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange. The Washington statutes regarding mergers and share exchanges require approval by two-thirds of the votes instead of a simple majority. In both states the articles of incorporation may alter the number of votes required.

DIFFERENT: Under Nevada law a plan for merger must be approved by a majority of the voting power of the stockholders. Under Washington law, the plan for merger must be approved by each voting group entitled to vote separately on the plan by two-thirds of all the votes entitled to be cast on the plan by that voting group.

Merger/Share Exchange (Notice)

There are no material differences between Nevada and Washington corporate law regarding the shareholder notice requirements for mergers or share exchanges.

Less Than Unanimous Consent (Notice)

SIMILAR: Both Nevada and Washington permit less than unanimous consent for shareholder actions.

DIFFERENT: Under Nevada law actions permitted or required to be taken at a meeting of the stockholders may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of voting power. If a different proportion of votes would be required at a meeting, that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. Washington law requires unanimous consent unless the corporation is privately held and the articles of incorporation authorize majority consent. Washington requires that notice be given to all shareholders entitled to vote on the action and nonvoting shareholders in circumstances where notice would be required to nonvoting shareholders.

Dissenter’s Rights

SIMILAR: Both Nevada and Washington corporate laws make provisions for notification of the right to dissent, demand for payment, payment; procedures if the shareholder is dissatisfied, court action, court costs and fees, and beneficial shareholders the right to dissent where the shareholder’s shares are held in “street name” by nominees.

DIFFERENT: In a merger situation Nevada allows stockholders to dissent regardless of whether the stockholder is entitled to vote on the plan; Washington only allows a shareholder to dissent if the shareholder was entitled to vote on the plan. Nevada puts additional limitations on the right of dissent where the shareholder’s securities are listed on a national securities exchange, included in the national security market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record or if the plan for merger does not require action of the stockholders of the surviving domestic corporation.

Significant Business Transactions/Acquisition of Controlling Interest

SIMILAR: The applicable statutes do not have much in common except for the common purpose of preventing acquisition of controlling interests without approval of the board of directors or the stockholders.

DIFFERENT: The Washington Takeover Act is aimed at preventing certain significant transactions within a five year period after a person acquires 10% or more of a corporation’s outstanding voting shares unless the transaction or the acquisition of the shares was approved by a majority of the board of directors prior to the acquiring person’s share acquisition. The Nevada statutes on the other hand prevent the acquirer from voting its shares by providing that the acquirer only obtains such voting rights as conferred by a resolution of the stockholders of the corporation. The voting rights must be approved by the majority of the voting power of the corporation (not including shares held by the acquirer). If the acquirer is afforded full voting rights dissenting stockholders may obtain payment of the fair value of their shares.

TAX ASPECTS

It is management’s belief that pursuant to the Internal Revenue Code Section 368(a)(1)(F), this change of domicile from Washington to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code: (a) no gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company; (b) the tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor; and (c) the holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

NO OPINION OF COUNSEL AND ADVICE TO SEEK OWN TAX ADVISER

The Company has not sought an opinion of counsel with respect to the tax consequences of the Plan of Merger. The Company does not believe that the re-incorporation in Nevada will have any tax consequences to the Company’s shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

DISSENTER'S RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the Merger.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of the documents are available on the SEC’s EDGAR database at www.sec.gov or by calling our President at 604.926.4300.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

June 2, 2006

TUSCANY MINERALS, LTD.

(a Nevada corporation)

By:	/s/ J. Stephen Barley
J. Stephen Barley
Chief Executive Officer, President,
Secretary and Treasurer

APPENDIX A

PLAN OF MERGER

This Plan of Merger is made and entered into this 30th day of May, 2006, by and between Tuscany Minerals, Ltd., a Nevada corporation (“Tuscany Nevada”), and Tuscany Minerals, Ltd., a Washington corporation (“Tuscany Washington” or the “Surviving Corporation”).

RECITALS

A.                          Tuscany Nevada is a corporation organized and existing under the laws of the State of Nevada and has authorized capital stock consisting of 100,000,000 shares of $0.001 par value common stock of which 12,538,000 shares are issued and outstanding, and held by approximately 42 shareholders of record as of the date hereof.

B.                          Tuscany Washington is a corporation organized and existing under the laws of the State of Washington and has authorized capital stock consisting of 100,000,000 shares of common stock with $0.001 par value of which one share is issued and outstanding and held by Tuscany Nevada.

C.                          The Boards of Directors of Tuscany Nevada and Tuscany Washington deem it advisable for Tuscany Nevada to merge with and into Tuscany Washington.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Tuscany Nevada and Tuscany Washington hereby agree to the following Plan of Merger:

1.                           Names of Constituent Corporations. Tuscany Nevada will merge with and into Tuscany Washington. Tuscany Washington will be the Surviving Corporation.

2.                           Terms and Conditions of Merger. The effective date of merger shall be the date upon which the Articles of Merger, in substantially the forms attached as Appendix A-1 and A-2, are filed with the Secretary of State. Upon the effective date of the merger, the separate corporate existence of Tuscany Nevada shall cease; title to all real estate and other property owned by Tuscany Nevada or Tuscany Washington shall be vested in Tuscany Washington without reversion or impairment; and the Surviving Corporation shall have all liabilities of Tuscany Nevada and Tuscany Washington. Any proceeding pending by or against Tuscany Nevada or Tuscany Washington may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for Tuscany Nevada.

3.	Governing Law. The laws of the State of Washington shall govern the Surviving Corporation.

4.                           Name. The name of the Surviving Corporation shall be Tuscany Minerals, Ltd., a Washington corporation.

5.                           Registered Office. The address of the registered office of the Surviving Corporation shall be CT Corporation, 520 Pike Street, Seattle, WA 98101.

6.                           Accounting. The assets and liabilities of Tuscany Nevada and Tuscany Washington (collectively, the “Constituent Corporations”) as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

7.                           Articles of Incorporation. The Articles of Incorporation of Tuscany Washington shall constitute the Articles of Incorporation of the Surviving Corporation.

8.                           Bylaws. The Bylaws of Tuscany Washington as of the effective date of the merger shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

9.                           Directors. The directors of Tuscany Nevada as of the effective date of the merger shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

10.	Manner and Basis of Converting Shares. As of the effective date of the merger:

(a)         Each share of Tuscany Nevada common stock, with a par value of $0.001, issued and outstanding shall become one share of common stock, with a par value of $0.001 per share of the Surviving Corporation.

(b)         The Surviving Corporation shall convert or exchange each share of Tuscany Nevada common stock for one share of the common stock of the Surviving Corporation; PROVIDED, however, that no fractional shares of the Surviving Corporation stock shall be issued, and in lieu of the issuance of fractional shares, the Surviving Corporation shall round up any fractional shares to the nearest whole share.

(c)          Any share of stock of Tuscany Nevada in the treasury of Tuscany Nevada on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

(d)         On the effective date of the merger, holders of certificates of common stock in Tuscany Nevada shall surrender them to the Surviving Corporation, or its appointed agent, in such manner as the Surviving Corporation legally shall require. Upon receipt of such certificates, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

(e)          In addition, such shareholders shall be entitled to receive any dividends on such shares of common stock of the Surviving Corporation that may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

(f)          Each share of stock of Tuscany Washington issued and outstanding immediately before the effective date of the merger and held by Tuscany Nevada shall be cancelled without any consideration being issued or paid therefor.

11.                         Shareholder Approval. This Plan of Merger shall be submitted to the shareholders of Tuscany Nevada and Tuscany Washington for their approval in the manner provided under the applicable laws, at other such time as the Boards of Directors of Tuscany Nevada and Tuscany Washington shall agree. After approval by a vote of the holders of two-thirds (2/3) of the Tuscany Nevada shares entitled to vote thereon and the holders of two-thirds (2/3) of the Tuscany Washington shares entitled to vote thereon, if any, of each voting group, Articles of Merger shall be filed as required under the laws of the States of Washington and Nevada.

12.                         Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both Tuscany Nevada and Tuscany Washington. If the merger is terminated, there shall be no liability on the part of either Constituent Corporation, their respective Boards of Directors, or shareholders.

13.                         Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned corporations as of this 30th day of May, 2006.

TUSCANY MINERALS, LTD.

(a Washington corporation)

By:	/s/ J. Stephen Barley
J. Stephen Barley
President

TUSCANY MINERALS, LTD.

(a Nevada corporation)

By:	/s/ J. Stephen Barley
J. Stephen Barley
President

APPENDIX A-1

ARTICLES OF MERGER

(Washington corporation)

ARTICLES OF MERGER

of

Tuscany Minerals, Ltd. (Washington corporation) and Tuscany Minerals, Ltd. (Nevada corporation)

into

Tuscany Minerals, Ltd. (Washington corporation)

Pursuant to the provisions of the Washington Business Corporation Act, the undersigned corporations adopt the following articles of merger:

1.	The plan of merger is as follows:

Tuscany Minerals, Ltd. (Washington corporation) will merge with Tuscany Minerals, Ltd. (Nevada corporation) to form Tuscany Minerals, Ltd. (Washington corporation) (the “Surviving Corporation”). Each one share of Tuscany Minerals, Ltd. (Nevada corporation) common stock, with a par value of $0.001, issued and outstanding shall become one share of common stock, with a par value of $0.001 per share of the Surviving Corporation. The Articles of Incorporation of Tuscany Minerals, Ltd. (Washington corporation) shall constitute the Articles of Incorporation of the Surviving Corporation.

The Bylaws of Tuscany Minerals, Ltd. (Washington corporation) shall be the Bylaws of the Surviving Corporation.

The directors of Tuscany Minerals, Ltd. (Nevada corporation) shall be the directors of the Surviving Corporation.

2.	If shareholder approval was not required, make a statement to that effect.

Shareholder approval is required.

3.	As to those corporations in which shareholder approval was required, state the following:

The merger was duly approved by the shareholders pursuant to RCW 23B.11.030.

4.	Any other provision permitted or required by law are:

None.

Date: ________, 2006	TUSCANY MINERALS, LTD. (Washington corporation)

By

Date: ________, 2006	TUSCANY MINERALS, LTD. (Nevada corporation)

By

APPENDIX A-2

ARTICLES OF MERGER

(Nevada corporation)

DEAN HELLER Secretary of State

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708

Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 ½” x 11” blank sheet containing the required information for each additional entity.

Tuscany Minerals, Ltd.
Name of merging entity
Nevada	Corporation
Jurisdiction	Entity type *
Tuscany Minerals, Ltd.
Name of merging entity
Washington	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *
and,
Tuscany Minerals, Ltd.
Name of surviving entity
Washington	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

DEAN HELLER Secretary of State

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708

         Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190):
Attn:
c/o:

3)	(Choose one)
[ X ]	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
[ ]	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)
4.

Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 ½” x 11” blank sheet containing the required information for each additional entity):

(a)	Owner’s approval was not required from:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

Filing Fee $350.00

DEAN HELLER Secretary of State

Articles of Merger

(PURSUANT TO NRS 92A.200)

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775)

684 5708

Website: secretaryofstate.biz

ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:
Tuscany Minerals, Ltd.
Name of merging entity, if applicable
Tuscany Minerals, Ltd.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;
Tuscany Minerals, Ltd.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

DEAN HELLER Secretary of State

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708

            Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Tuscany Minerals, Ltd.
Name of merging entity, if applicable
Tuscany Minerals, Ltd.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;
Tuscany Minerals, Ltd.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003

Revised on: 10/03/05

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger 2003

Revised on: 10/03/05

DEAN HELLER Secretary of State

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708

           Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6)	Location of Plan of Merger (check a or b):
[ X ]	(a) The entire plan of merger is attached; or,
[ ]

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

DEAN HELLER Secretary of State

204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures – Must be signed by: An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.* (if there are more than four merging entities, check box [ ] and attach an 8 ½” x 11” blank sheet containing the required information for each additional entity.):

Tuscany Minerals, Ltd.
Name of merging entity, if applicable

Signature	Title	Date
Tuscany Minerals, Ltd.
Name of merging entity, if applicable

Signature	Title	Date

Name of merging entity, if applicable

Signature	Title	Date

Name of merging entity, if applicable

Signature	Title	Date
Tuscany Minerals, Ltd.
Name of surviving entity, if applicable

Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.